SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2004

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	NO. 0-13818	NO. 66-0416582

(State or other jurisdiction of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

209 MUÑOZ RIVERA AVENUE
HATO REY, PUERTO RICO		00918

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 765-9800

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     On July 14, 2004, the Corporation issued a news release announcing its unaudited operational results for the quarter and six-months ended June 30, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information is furnished under both, Item 5. Other Events and Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition in accordance with SEC Release No. 33-8176. The information in this Form 8-K, including Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7. Financial Statements and Exhibits

     Exhibit

     99.1 News release dated July 14, 2004, announcing Popular, Inc.’s consolidated earnings for the quarter ended June 30, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition

     On July 14, 2004, the Corporation issued a news release announcing its unaudited operational results for the quarter and six-months ended June 30, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information is furnished under both, Item 5. Other Events and Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition in accordance with SEC Release No. 33-8176. The information in this Form 8-K, including this Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.

(Registrant)

Date: July 16, 2004	By:	S/Ileana González Quevedo

	Name:	Ileana González Quevedo
	Title:	Senior Vice President
and Comptroller

Exhibit Index

Exhibit Number	Description
99.1	News release, dated July 14, 2004